UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

December 31, 2011

Date of Report (Date of earliest event reported)

The Taiwan Fund, Inc.

(Exact name of registrant as specified in its charter)

Delaware	811-04893	042942862
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

c/o State Street Bank and Trust Company
2 Avenue de Lafayette,
P.O. Box 5049, Boston, Massachusetts	02206-5049
(Address of principal executive offices)	(Zip Code)

1 (877) 864-5056

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 7.01. Regulation FD Disclosure

Item 9.01. Financial Statements and Exhibits

Signatures

Exhibit Index

December 2011 Monthly Review of the Fund’s performance by the Fund’s investment adviser

Item 7.01. Regulation FD Disclosure.

Pursuant to Regulation FD Rules 100-103, The Taiwan Fund, Inc. (the “Fund”) furnishes the Monthly Review of the Fund’s performance by the Fund’s investment adviser.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99	December 2011 Monthly Review of the Fund’s performance by the Fund’s investment adviser

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Taiwan Fund, Inc. (Registrant)
Dated: January 23, 2012	/s/ Tracie Coop Name: Tracie Coop Title: Secretary

Exhibit Index

Exhibit No.	Description
99	December 2011 Monthly Review of the Fund’s performance by the Fund’s investment adviser